UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 697-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	LBAI	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated September 26, 2022, as amended (the “Merger Agreement”), by and among Provident Financial Services, Inc., a Delaware corporation (“Provident”), NL 239 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Provident (“Merger Sub”), and Lakeland Bancorp, Inc. (“Lakeland”). Pursuant to the Merger Agreement, effective after the close of business on May 15, 2024, upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, at the closing, (i) Merger Sub merged with and into Lakeland, with Lakeland as the surviving entity (the “Merger”), and (ii) immediately thereafter, Lakeland merged with and into Provident, with Provident as the surviving entity (the “Holdco Merger”). On May 16, 2024, following the Holdco Merger and before the opening of business, Lakeland Bank, a New Jersey state-chartered commercial bank and a wholly owned subsidiary of Lakeland, merged with and into Provident Bank, a New Jersey state-chartered savings bank and a wholly owned subsidiary of Provident, with Provident Bank as the surviving bank (the “Bank Merger” and, together with the Merger and the Holdco Merger, the “Transaction”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 15, 2024, after the close of business, the Merger and the Holdco Merger were consummated. On May 16, 2024, following the Holdco Merger and before the opening of business, the Bank Merger was consummated.

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of Lakeland (“Lakeland Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Lakeland or Provident, was converted into the right to receive 0.8319 of a share (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Provident (“Provident Common Stock” and such consideration, the “Merger Consideration”). Holders of Lakeland Common Stock will receive cash in lieu of fractional shares of Provident Common Stock.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each Lakeland restricted stock award and Lakeland restricted stock unit award granted under the Lakeland 2018 Equity Incentive Plan and the Lakeland 2009 Equity Program (the “Lakeland Plans”) outstanding on September 26, 2022 accelerated in full and fully vested and was converted into the right to receive the Merger Consideration, less applicable withholding taxes. Any applicable performance-based vesting conditions were deemed achieved at “target” level performance at closing.

Pursuant to the terms of the Merger Agreement, each outstanding Lakeland restricted stock unit granted under the Lakeland Plans after September 26, 2022 ceased to represent a Lakeland restricted stock unit denominated in shares of Lakeland Common Stock and was converted into an award of restricted stock units in respect of shares of Provident Common Stock (each, a “Provident Restricted Stock Unit” award) equal to the number of shares of Lakeland Common Stock subject to such Lakeland restricted stock unit multiplied by the Exchange Ratio (rounded down to the nearest whole number), with any applicable performance-based vesting conditions deemed achieved at “target” level performance. Each such converted Provident Restricted Stock Unit will continue to be governed by the same terms and conditions, including vesting terms; provided, that any Provident Restricted Stock Unit in respect of a Lakeland restricted stock unit that had been subject to performance-based vesting prior to the Effective Time will be subject to time-based vesting and will cliff vest at the end of the applicable performance period.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, Amendment No. 1 to the Merger Agreement, and Amendment No. 2 to the Merger Agreement, which are filed as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Lakeland no longer fulfills the listing requirements of the NASDAQ Global Select Market (“NASDAQ”). Lakeland notified NASDAQ that trading in Company common stock should be suspended and the listing of Company common stock should be removed, in each case effective as of the Effective Time, and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration of Company common stock on Form 25 to effect the delisting of all shares of Lakeland Common Stock from NASDAQ and the deregistration of such Lakeland Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange

Act”). Provident, as successor to Lakeland, intends to file with the SEC a certification on Form 15 requesting the termination of the registration of the Lakeland Common Stock under Section 12(g) of the Exchange Act and the suspension of Lakeland’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Lakeland Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of Lakeland other than (except with respect to certain shares held by Lakeland or Provident) the right to receive the merger consideration in accordance with the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, Lakeland’s directors and executive officers ceased serving as directors and executive officers of Lakeland. In addition, as of the Effective Time and in accordance with the Merger Agreement, the following individuals, each of whom was a member of the board of directors of Lakeland immediately prior to consummation of the Merger, were appointed to the board of directors of Provident: Thomas J. Shara, Brian M. Flynn, Brian Gragnolati, James E. Hanson II and Robert E. McCracken. As of the Effective Time and in accordance with the Merger Agreement, Mr. Shara is serving as the Executive Vice Chairman of Provident.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Holdco Merger, at the effective time of the Holdco Merger, Lakeland ceased to exist and the Certificate of Incorporation and the Bylaws of Lakeland ceased to be in effect by operation of law. The Certificate of Incorporation and Amended and Restated Bylaws of Provident, as in effect immediately prior to the Effective Time, remain in effect as the Certificate of Incorporation and Amended and Restated Bylaws, as amended consistent with the terms of the Merger Agreement, of Provident as the surviving entity of the Holdco Merger. Copies of the Certificate of Incorporation and Amended and Restated Bylaws of Provident are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated September 26, 2022, by and among Provident Financial Services, Inc., NL 239 Corp. and Lakeland Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Lakeland’s Current Report on Form 8-K, filed with the SEC on September 27, 2022)

2.2	Amendment No. 1, dated December 20, 2023, to the Agreement and Plan of Merger, dated as of September 26, 2022, by and among Provident Financial Services, Inc., NL 239 Corp. and Lakeland Bancorp, Inc. is incorporated by reference to Exhibit 2.1 to Lakeland’s Current Report on Form 8-K filed with the SEC on December 20, 2023.

2.3	Amendment No. 2, dated March 29, 2024, to the Agreement and Plan of Merger, dated as of September 26, 2022, by and among Provident Financial Services, Inc., NL 239 Corp. and Lakeland Bancorp, Inc. is incorporated by reference to Exhibit 2.1 to Lakeland’s Current Report on Form 8-K filed with the SEC on March 29, 2024.

3.1	Certificate of Incorporation of Provident Financial Services, Inc. is incorporated by reference to Exhibit 3.1 to Provident Financial Services, Inc.’s Registration Statement on Form S-1, and any amendments thereto, filed with the SEC on August 16, 2002 (Registration No. 333-98241).

3.2	Amended and Restated Bylaws of Provident Financial Services, Inc., incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Provident Financial Services, Inc. with the SEC on May 16, 2024

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC. As successor by merger to Lakeland Bancorp, Inc.

DATE: May 16, 2024	By:	/s/ Thomas M. Lyons
Thomas M. Lyons
Senior Executive Vice President and Chief Financial Officer